                                                                    Exhibit 10.1

                                 NON-NEGOTIABLE

                            REVOLVING PROMISSORY NOTE

$200,000

                                                                  Columbus, Ohio
                                                                November 3, 2004

      FOR VALUE RECEIVED, Superconductive Components, Inc., an Ohio corporation ("Maker"), promises to pay Robert H. Peitz, (hereinafter "Lender"), the sum of TWO HUNDRED THOUSAND AND 00/100 Dollars ($200,000.00) or so much thereof as shall have been advanced by Lender at any time and not hereafter repaid (hereinafter referred to as "Principal Sum") together with interest as hereinafter provided and payable at the time and in the manner hereinafter provided. Subject to the terms and conditions set forth below, the proceeds of the loan evidenced hereby may be advanced in partial amounts during the term of this revolving note (this "Note"). Each such advance will be made to the Maker upon receipt by Lender of the Maker's written request therefor.

      SECTION 1. PAYMENT OF INTEREST. Interest will accrue and compound monthly on the unpaid balance of the Principal Sum until paid at a variable rate of interest per annum, which shall change in the manner set forth below, equal to two percentage points (2%) in excess of the Prime Commercial Rate in effect at Huntington National Bank, Columbus, Ohio ("Prime Rate"). The interest rate shall adjust automatically without notice to the undersigned immediately with each change in the Prime Rate.

      SECTION 2. DUE DATE; PAYMENT OF PRINCIPAL SUM. The Principal Sum and accrued and unpaid interest shall be payable in full on November 1, 2005 (the "Due Date").

      SECTION 3. ADVANCES. Proceeds of the loan evidenced by this Note, may from time to time be advanced in whole or in $50,000 increments until the Due Date. Each advance will be made to Maker upon receipt by Lender of Maker's written request therefor.

      SECTION 4. WARRANTS. As additional consideration for entering into this Agreement, the Lender shall receive up to 20,000 warrants to purchase shares of the Company's common stock at an exercise price of TWO DOLLARS and FIFTY CENTS ($2.50) per share (the "Warrants") which shall vest according to the following schedule and be exercisable until November 1, 2009.

NUMBER OF WARRANTS               VESTING SCHEDULE               EXERCISE PERIOD
------------------         ----------------------------        -----------------
     10,000                Vested November 3, 2004             November 1, 2009

     10,000                Vesting 5,000 per each              November 1, 2009
                           additional $50,000 loaned
                           to the Company after
                           November 3, 2004 by
                           Mr. Robert H. Peitz pursuant
                           to the Note dated
                           November 3, 2004

      SECTION 5. OPTION TO CONVERT LOAN BALANCE. The Lender shall have the option to convert the loan balance to equity at any time before repayment of the loan at the same price and terms as any equity financing of the Company equal to or in excess of $200,000.

      SECTION 6. PREPAYMENT. All or any part of the Principal Sum and accrued and unpaid interest may be prepaid at any time without prepayment penalty after providing 15 days written notice to the Lender.

      SECTION 7. DEFAULT. Section 7 of the Security Agreement by and between the Lender and the Maker is incorporated by reference as if fully restated herein.

      SECTION 8. NON-NEGOTIABLE. This Note is non-negotiable.

      SECTION 9. WAIVER. All of the parties hereto, including the undersigned, and any indorser, surety, or guarantor, hereby severally waive presentment, notice of dishonor, protest, notice of protest, and diligence in bringing suit against any party hereto, and consent that, without discharging any of them, the time of payment may be extended an unlimited number of times before or after maturity without notice. Lender shall not be required to pursue any party hereto, including any guarantor, or to exercise any rights against any collateral before exercising any other such rights.

      SECTION 10. GOVERNING LAW. This Note shall be governed by and construed in accordance with the laws of the State of Ohio without reference to choice of law rules.

      IN WITNESS WHEREOF, the undersigned has caused this Note to be executed on the day and year first above written.

                                               SUPERCONDUCTIVE COMPONENTS, INC.

                                               By: /s/ Daniel Rooney
                                               --------------------------------
                                                     Daniel Rooney
                                                     President and Chief
                                                     Executive Officer

NON-NEGOTIABLE

                                     - 2 -